LORD ABBETT


Statement of Additional Information                             February 1, 2000



                     Lord Abbett Tax-Free Income Fund, Inc.




This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated February 1, 2000.

Shareholder inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders is available, without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.



         TABLE OF CONTENTS                                                  Page


1.       Investment Policies                                                 2
2.       Directors and Officers                                              10
3.       Investment Advisory and Other Services                              13
4.       Portfolio Transactions                                              14
5.       Purchases, Redemptions and Shareholder Services                     15
6.       Taxes                                                               24
7.       Risk Factors                                                        25
8.       Past Performance                                                    35
9.       Information About the Fund                                          36
10.      Financial Statements                                                37

                                       1.
                               Investment Policies

Each Fund of Lord Abbett Tax-Free Income Fund (the "Company" or the "Fund") is a non diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), except for the National Fund, which is a diversified open-end management investment company.

Fundamental Investment Restrictions. Each Fund is subject to the following investment restrictions which cannot be changed without the approval of a majority of its outstanding shares.

Each Fund  may not:

     (1) borrow money (except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law);

     (2) pledge its assets (other than to secure such borrowings or to the extent permitted by each Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of the gross assets of the National Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding tax-exempt securities such as tax-exempt securities financing facilities in the same industry or issued by nongovernmental users and securities of the U.S. Government, its agencies and instrumentalities); or

     issue  senior   securities  to  the  extent  such  issuance  would  violate applicable law.

     With respect to the restrictions mentioned herein, compliance therewith will not be affected by change in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

     Non-Fundamental Investment Restrictions. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval.

     Each Fund may not:

     borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

     make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 deemed to be liquid by the Board of Directors;

     (4) invest in securities of other investment companies, except as permitted by applicable law;

     (5) invest in securities of issuers which, together with predecessors, have a record of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. government, its agencies or instrumentalities);

     (6) hold securities of any issuer if more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the Company's officers or directors or by one or more partners or members of each Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

     (7) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange;

     (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;

     (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time or;

     (10) buy from or sell to any of the Company's officers, directors, employees, or each Fund's investment adviser or any of the investment adviser's officers, directors, partners or employees, any securities other than shares of the Fund's common stock.

     With respect to each Fund other than the National Fund, there is no fundamental policy or restriction with respect to diversification, but each Fund will be required to meet the diversification rules under Subchapter M of the Internal Revenue Code.

Borrowing
As indicated above, each Fund may borrow from banks. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Each Fund may borrow only for temporary or emergency purposes, and not in an amount exceeding 33 1/3% of its total assets.

Illiquid Securities
These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the Fund would like. Each Fund may invest up to 15% of its assets in illiquid securities.

While each of the Funds may take short-term gains if deemed appropriate, normally the Funds will hold securities in order to realize interest income exempt from federal income tax and, where applicable, its state's personal income tax, consistent with reasonable risk. For the year ended September 30, 1999, the portfolio turnover rates were as follows for the National Fund:
254.13%, New York Fund: 52.67%, California Fund: 185.43%, Texas Fund: 168.04%, New Jersey Fund: 185.16%, Connecticut Fund: 53.76%, Missouri Fund: 78.85%, Hawaii Fund: 27.63%, Washington Fund: 180.42% and Minnesota Fund: 22.87%, respectively.

The liquidity of a Rule 144A security will be a determination of fact for which the Board of Directors is ultimately responsible. However, the Directors may delegate the day-to-day function of such determinations to Lord, Abbett & Co. ("Lord Abbett"), subject to the Directors' oversight. Examples of factors which the Directors may take into account with respect to a Rule 144A security include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security and the nature of the security and of the marketplace (e.g., the time period needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Rule 144A securities may be considered illiquid in certain circumstances to the extent necessary to comply with applicable state law requirements.

Municipal Bonds

In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and Puerto Rico and by their political subdivisions, agencies and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal bonds" includes certain types of "private activity" bonds including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, as amended, substantial
limitations   were  imposed  on  new  issues  of  municipal   bonds  to  finance
privately-operated facilities. The interest on municipal bonds generally is excludable from gross income for federal income tax purposes of most investors. The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue bonds." General obligation bonds are secured by the pledge of the faith, credit and taxing power of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. "Private activity" bonds, including industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.


The yields on municipal bonds are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("Standard & Poor's") and Fitch Investors Service ("Fitch") represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

Description of Four Highest Municipal Bond Ratings

Moody's describes its four highest ratings for municipal bonds as follows:

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Standard & Poor's describes its four highest ratings for municipal bonds as follows:

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions are changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Fitch describes its four highest ratings for municipal bonds as follows:

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Options and Financial Futures Transactions

General. Each Fund may engage in options and financial futures transactions in accordance with its investment objective and policies. Although none of the Funds are currently employing such options and financial futures transactions, and have no current intention of doing so, each may engage in such transactions in the future if it appears advantageous to the Fund to do so, in order to hedge against the effects of fluctuating interest rates and other market conditions or to stabilize the value of the Fund's assets. The use of options and financial futures, and possible benefits and attendant risks, are discussed below, along with information concerning certain other investment policies and techniques.

Financial Futures Contracts. Each Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery in the case of fixed-income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. A Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Fund and futures contracts subject to the outstanding options written by the Fund would exceed 50% of the total assets of the Fund.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Fund will incur brokerage fees when they purchase or sell contracts and will be required to maintain margin deposits. At the time a Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Fund's return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities being hedged depends upon such things as variations in speculative market demand for futures contracts and debt securities and differences between the securities being hedged and the securities underlying the futures contracts, e.g., interest rates, tax status, maturities and creditworthiness of issuers. While interest rates on taxable securities generally move in the same direction as the interest rates on municipal bonds, frequently there are differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the municipal bond being hedged than when using a financial futures contract on a municipal bond or a municipal bond index. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser still may not result in a successful hedging transaction. If any of these events should occur, a Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

Options on Financial Futures Contracts. Each Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Options on Securities. Each Fund may write (sell) covered call options on securities so long as it owns securities which are acceptable for escrow purposes and may write secured put options on securities, which means that, so long as a Fund is obligated as a writer of a put option, it will invest an amount not less than the exercise price of the put option in eligible securities. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price during the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. A Fund may write or purchase spread options which are options for which the exercise price may be a fixed- dollar spread or yield spread between the security underlying the option and another security it does not own, but which is used as a benchmark. The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Fund might like to establish a position in securities upon which call options are available. By purchasing a call option, the Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market because the Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, the writer realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option, minus the premium received.

Over-the-Counter Options. As indicated in the Prospectus, each Fund may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event, the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing normally is done by reference to information from market makers, which information is carefully monitored by the Funds' investment adviser and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any given time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Each Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. Each Fund and its investment adviser disagree with this position and believe that the dealers with which they intend to engage in OTC options transactions generally are agreeable to and capable of entering into closing transactions. The Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of a Fund's portfolio. A description of such procedures is set forth below.

Each Fund only will engage in OTC options transactions with dealers that have been specifically approved by the Board of Directors of the Fund. The Funds and their investment adviser believe that such dealers present minimal credit risks to the Funds and, therefore, should be able to enter into closing transactions if necessary. The Funds currently will not engage in OTC options transactions if the amount invested by a Fund in OTC options plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 10% of the Fund's net assets. The "liquidity charge" referred to above is computed as described below.

The Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements a Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

Options on Securities Indices. Each Fund also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Fund writes an option on a securities index, it will be required to deposit with its custodian and market-to-market eligible securities equal in value to at least 100% of the exercise price in the case of a put or the contract value in the case of a call. In addition, where a Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and market to market cash or cash equivalents equal in value to such excess until the option expires or is closed out.

Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Delayed Delivery Transactions. Each Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When a Fund enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed- income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time the Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Fund, generally, have the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security.

To the extent the Funds engage in when-issued or delayed delivery purchases, they will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies and not for investment leverage or to speculate in interest rate changes. The Funds only will make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if deemed advisable.

Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract, writing a put option or entering into a delayed delivery purchase, each Fund will maintain, in a segregated account, cash or high-grade marketable debt securities equal to the value of such contracts.

To the extent required to comply with Commodities Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, no Fund will enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open options on futures would exceed 5% of the Fund's total assets. A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts at all times will not exceed the sum of: (1) accrued profits on such contracts held by the broker; (2) cash or high-quality money market instruments set aside in an identifiable manner and
(3) cash proceeds from investments due within 30 days.

                                        2.
                             Directors and Officers

The Board of Directors of the Fund is responsible for the management of the business and affairs of each Fund.

The following director is a partner of Lord Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is also an officer, director or trustee of thirteen other Lord Abbett-sponsored funds.

* Robert S. Dow, age 54, Chairman and President * Mr. Dow is an "interested person" as defined in the Act.

The following outside directors are also directors or trustees of thirteen other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow, Director
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner Inc. (since 1998). Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997-1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 58.

William H. T. Bush, Director
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder   and   Chairman  of  the  Board  of  financial   advisory   firm  of
Bush-O'Donnell & Company (since 1986). Age 61.

Robert B. Calhoun, Jr., Director
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York


Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since 1990). Age 57.

Stewart S. Dixon, Director
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1990). Age 69.

John C. Jansing, Director
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 74.

C. Alan MacDonald, Director
Directorship, Inc.
8 South Shore Drive
Greenwich, Connecticut

Currently involved in golf development  management on a consultancy basis (since
1999). Formerly, Managing Director of The Directorship Inc., a consultancy in board management and corporate governance (1997-1999). Prior to that, General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J. B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 66.

Hansel B. Millican, Jr., Director
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company (since 1991). Age 71.

Thomas J. Neff, Director
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm (since 1976). Currently serves as Director of Ace, Ltd. (NYSE). Age 62.

The second column of the following table sets forth the compensation accrued for outside directors. The third column sets forth information with respect to the pension or retirement benefits accrued for outside directors/trustees maintained by the Lord Abbett-sponsored Funds. No director/trustee of the Funds associated with Lord Abbett and no officer of the Funds received any compensation from the Funds for acting as a director/trustee or officer.

                  For the Fiscal Year Ended September 30, 1999

                                                     Pension or                 For Year Ended
                                                     Retirement Benefits        December 31, 1999
                                                     Accrued by the             Total Compensation
                           Aggregate                 Fund and                   Accrued by the Fund and
                           Compensation              Thirteen Other Lord        Thirteen Other Lord
                           Accrued by                Abbett-sponsored           Abbett-sponsored

Name of Director           the Fund/1                 Funds/2                   Funds/3
----------------           ---------------------    ---------------------       -----------------------


E. Thayer Bigelow          $5,307                    $17,622                    $ 57,600
William H. T. Bush*        $5,288                    $15,846                    $ 58,000
Robert B. Calhoun, Jr.**   $5,217                    $12,276                    $ 57,000
Stewart S. Dixon           $5,358                    $32,420                    $ 58,500
John C. Jansing            $5,217                    $41,108                    $ 57,250
C. Alan MacDonald          $5,264                    $26,763                    $ 57,500
Hansel B. Millican, Jr.    $5,264                    $37,822                    $ 57,500
Thomas J. Neff             $5,423                    $20,313                    $ 59,660


  *Elected as of August 13, 1998. **Elected as of June 17, 1998.


1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored based on the net assets of each Fund. A portion of the fees payable by the Fund to its outside directors is being deferred under a plan ("equity based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the twelve months ended October 31, 1999 with respect to the equity based plan established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors/trustees. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election. Each plan also provides for a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits.

3. This column shows aggregate compensation, including directors' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, paid by the Lord Abbett-sponsored Funds during the year ended December 31, 1999 but does not include amounts accrued under the equity based plan and shown in Column 3. The amounts of the aggregate compensation payable by the Fund as of September 30, 1999 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $36,132; Mr. Calhoun, $7,550:Mr. Dixon, $39,179; Mr. Jansing, $117,954,
     Mr. MacDonald,  $49,228, Mr.
     Millican, $118,903; and Mr. Neff, $119,667. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of September 30, 1999, each would hold, the following: Mr. Jansing, $119,667 and Mr. Neff, $120,895.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors/trustees may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the Funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Messrs. Allen, Brown, Carper, Ms. Foster, Messrs. Hilstad, Morris, Noelke and Walsh are partners of Lord Abbett; the others are employees. None have received compensation from the Funds.

Executive Vice President:
Zane E. Brown, age 48

Vice Presidents:

Paul A. Hilstad, age 57, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Joan A. Binstock, age 45 (with Lord Abbett since 1999, formerly Chief operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP)

Daniel E. Carper, age 48

Philip Fang, age 34


Lawrence H. Kaplan, age 43 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)


Robert G. Morris, age 5


John Mousseau, age 43


   A. Edward Oberhaus III., age 40

Tracie E. Richter, age 31 (with Lord Abbett since 1999, formerly Vice President-Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs).

Treasurer:
Donna M. McManus, age 39 (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP)

As of February 1, 2000, our officers and directors/trustees, as a group, owned less than 1% of the Fund's outstanding shares and there were no record holders of 5% or more of the Fund's outstanding shares other than Lord Abbett Distributor.



                                       3.
                     Investment Advisory and Other Services

Each services performed by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets of each Fund for each month, at the annual rate of .50 of 1%. For the National, New York and California Fund this fee is allocated among the separate classes based on such class' proportionate share of the Funds' average daily net assets.

Each Fund pays all of its expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors'/trustees' fees and expenses, association membership dues, legal and audit fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums and brokerage and other expenses connected with executing portfolio transactions.

For the fiscal years ending September 30, 1997, 1998 and 1999 the management fees paid to Lord Abbett amounted to $8,448,222, $9,448,919 and $9,183,230.

Gross management fees, management fees waived and net management fee for each Fund for the years ended September 30, 1999, 1998 and 1997, respectively, were as follows:

FUND                                                 1999
----                                                 ----
                               Gross                          Management                Net
                           Management Fees                   Fees Waived                Management Fees
                           ---------------                   -----------                ---------------
California                    $649,209                           -                       $649,209
Connecticut                   $303,692                           -                       $303,692
Hawaii                        $197,183                           -                       $197,183
Minnesota                     $ 39,994                       ($39,994)                       -
Missouri                      $354,956                           -                       $354,956
National                    $1,628,688                           -                     $1,628,688
New Jersey                    $456,569                           -                       $456,569
New York                      $717,139                           -                       $717,139
Texas                         $229,133                           -                       $229,133
Washington                    $154,556                           -                       $154,556



FUND                                                 1998
----                                                 ----
                               Gross                          Management                Net
                           Management Fees                   Fees Waived                Management Fees
                           ---------------                   -----------                ---------------
California                   $1,336,847                          -                          -
Connecticut                   $599,546                           -                          -
Hawaii                        $399,689                       ($13,205)                   $386,484
Minnesota                     $ 64,326                       ($64,326)                       -
Missouri                      $705,908                        ($17,497)                  $688,411
National                    $3,240,212                           -                             -
New Jersey                    $919,485                           -                        -
New York                    $1,472,880                           -                         -
Texas                         $453,092                           -                          -
Washington                    $321,260                         ($2,740)                  $318,520



FUND                                                 1997
----                                                 ----
                               Gross                          Management                Net
                           Management Fees                   Fees Waived                Management Fees
                           ---------------                   -----------                ---------------
California                  $1,406,241                       ($344,451)                   $1,061,790
Connecticut                   $600,344                       ($220,975)                   $379,369
Hawaii                        $400,345                       ($227,090)                   $173,255
Minnesota                     $ 45,321                       ($45,321)                         -
Missouri                      $689,175                       ($329,040)                   $360,135
National                    $3,310,474                           -                       $3,310,474
New Jersey                    $920,184                       ($76,825)                    $843,359
New York                    $1,546,703                           -                       $1,546,703
Texas                         $463,328                           -                        $463,328
Washington                    $344,362                       ($34,553)                    $309,809

Lord Abbett Distributor LLC, 90 Hudson Street, Jersey City, NJ 07302 serves as the principal underwriter for each Fund.

The Bank of New York ("BNY"), 40 Wall Street, New York, New York 10268, serves as each Fund's custodian.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of each Fund and must be approved at least annually by our Board of Directors to continue in such capacity. Deloitte & Touche LLP perform audit services for each Fund, including the examination of financial statements included in the Fund's Annual Report to Shareholders.

United Missouri Bank of Kansas City, N.A., Tenth and Grand Kansas City, Missouri 64141, acts as the transfer agent and dividend disbursing agent for each Fund.

                                       4.
                             Portfolio Transactions


Each  Fund's   policy  is  to  obtain  best   execution  on  all  our  portfolio
transactions, which means that each Fund seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions (if any) and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of each Lord Abbett-sponsored fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if our net cost of the purchase or the net proceeds to us of the sale are at least as favorable as we could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold the Lord Abbett-sponsored funds' shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as Lord Abbett-sponsored fund does.

The Lord Abbett-sponsored funds will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for their benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal years ending September 30, 1999, 1998 and 1997, we paid no commissions to independent dealers.





                                       5.
                             Purchases, Redemptions
                            and Shareholder Services


Information  concerning  how we value our shares for the purchase and redemption
of  our  shares  is  described  in  the   Prospectus   under   "Purchases"   and
"Redemptions", respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors/Trustees.

For each class of share, the net asset value per share will be determined by taking the net assets and dividing by the number of shares outstanding.

The maximum offering prices of our Class A shares on September 30, 1999 were computed as follows:


                                    National        New York         Texas            Connecticut     California

                                    Fund             Fund              Fund             Fund              Fund
                                  ---------          ---------        ---------         ---------        ---------
Net asset value per
share (net assets divided by shares
outstanding)                        $10.79           $10.51            $9.55            $9.89             $10.16

Maximum offering
price per share (net asset value
divided by .9675)                   $11.15           $10.86            $9.87            $10.22            $10.50


                                  Missouri           Minnesota        New Jersey         Hawaii         Washington

                                       15

                                   Fund                Fund             Fund              Fund             Fund
                                  ---------          ---------        ---------         ---------        ---------
Net asset value per
share (net assets divided by shares
outstanding)                        $4.99            $4.78             $4.97            $4.84             $4.91

Maximum offering
price per share (net asset value
divided by .9675)                   $5.16            $4.94             $5.14            $5.00             $5.07


The maximum offering prices of our Class B shares on September 30, 1999 were computed as follows:


                                            National
                                            Fund
                                            --------
Net asset value per
share (net assets divided by shares

outstanding . .  . . . . . . . . . . . . . . $10.82

The maximum offering prices of our Class C shares on September 30, 1999 were computed as follows:



                                       National       New York        California
                                       Fund              Fund            Fund
                                       --------       --------        --------
Net asset value per
share (net assets divided by shares

outstanding . . . . . . . . . . . . .. . $10.81       $10.51          $10.16

The Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor"), and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Funds, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.


For our last three fiscal years, Lord Abbett as our principal underwriter received net commissions after allowance of and carried over to future years a portion of the sales charge to independent dealers with respect to Class A shares as follows:



                                    Year Ended                 Year Ended                Year Ended
                                    Sept. 30, 1999             Sept. 30, 1998            Sept. 30, 1997
                                    --------------             --------------            --------------

Gross sales charge              $2,720,640                     $3,023,934                $2,686,781
Amount allowed
to dealers                      $2,338,464                     $2,631,133                $2,338,259
                                                               ----------                ----------

Net commissions received
by Lord Abbett                                                 $   392,801              $    348,522
                               $   382,176                     ============              ============



Conversion of Class B Shares. The conversion of Class B shares of the National Fund on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service or an opinion of counsel to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

ALTERNATIVE SALES ARRANGEMENTS

Classes of Shares. Each Fund offers share classes (Class A, B, C or P) as described in the Prospectus. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored Funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 0.35 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in "Buying Class A Shares" below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in "Buying Class B Shares" below.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in "Buying Class C Shares" below.


Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in "Class P Rule 12b-1 Plan". Class P shares are available to a limited number of investors.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.


How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

Class A, B, C and P Rule 12b-1 Plans. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement on behalf of each Fund pursuant to Rule 12b-1 of the Act for each class of such Fund: the "A Plan" (all Funds), the "B Plan" (National Fund only) and the "C Plan" (National, New York and California Fund only), respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Classes' shareholders. The expected benefits include greater sales and lower redemptions of shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett used all amounts received under the A, B and C Plans for payments to dealers for (i) providing continuous services to the shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of each Fund.

The fees payable under the A, B and C Plans are described in the Prospectus. For the fiscal year ended September 30, 1999 fees paid to dealers under the Plans were as follows: National Fund $2,474,539; New York Fund $931,947 California Fund $897,448; Texas Fund $291,692; New Jersey Fund $555,969; Connecticut Fund $381,625; Missouri Fund $492,459 and Hawaii Fund $254,116.

Each Plan requires the Directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its class's outstanding voting securities.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC"), applies regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).

Class A Shares. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored Fund or fund acquired through exchange of such shares) on which a fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of Funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares (National Fund only). As stated in the Prospectus, subject to certain exceptions, if Class B shares of the National Fund (or Class B shares of another Lord Abbett-sponsored Fund or fund acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored Family of Funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, of providing distribution-related service to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Funds redeem shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the day on                                     Contingent Deferred Sales Charge
which the Purchase order was accepted                         on Redemptions (As % of Amount Subject to Charge)
Before the 1st                                                5.0%
On the 1st, before the 2nd                                    4.0%
On the 2nd, before the 3rd                                    3.0%
On the 3rd, before the 4th                                    3.0%
On the 4th, before the 5th                                    2.0%
On the 5th, before the 6th                                    1.0%
On or after the 6th anniversary                               None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares (National, New York and California Fund only). As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored Fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of the Fund's Class C shares.

General. Each percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage".

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. In the case of Class A and Class C shares, the CDSC is received by the applicable fund and is intended to reimburse all or a portion of the amount paid by the fund if the shares are redeemed before the fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the National Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds which  participate in the Telephone  Exchange  Privilege (except
(a) Lord Abbett U.S.  Government  Securities Money Market Fund, Inc.  ("GSMMF"),
(b) certain funds and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett Funds or between such Funds and AMMF. Upon redemption of shares out of the Lord Abbett family of Funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the Fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett Fund are exchanged for shares of the same class of another such Fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett Funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of: (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett Fund or Fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) or for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares for those of the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other Funds before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the Fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored Funds and AMMF have the same right to exchange their shares for the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored Funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and fund of Lord Abbett Research Fund not offered to the general public ("LARF").

Statement of Intention. Under the terms of the Statement of Intention as described in the Prospectus to invest $100,000 or more over a 13-month period as described in the Prospectus, shares of Lord Abbett-sponsored funds (other than shares of LAEF, LASF, LARF and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial charges for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored Funds (other than LAEF, LARF, LASF, and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored Fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms " directors" and "employees of Lord Abbett" also include other family members and retired directors and employees.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares and other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, and (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored Funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the fund has business relationships.

Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company. There are economies of selling efforts and sales-related expenses with respect to offers to these investors and those referred to above.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Funds and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, the CDSC will be waived on redemptions of up to 12% per year of either the current net asset value of your account or your original purchase price, whichever is higher. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                      Taxes

Each Fund will be treated as a separate entity for federal income tax purposes. As a result, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. Each Fund qualified as a regulated investment company for its last fiscal year and intends to do so for this fiscal year. If any Fund does not qualify it will be taxed as a normal corporation.

Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares Fund may not be deductible, in whole or in part, for federal, or for state or personal income tax purposes. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of acquiring or carrying Fund shares even though the borrowed amounts may not be directly traceable to the purchase of shares.

Fund shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds or persons related to such "substantial users." Such persons should consult their tax advisers before investing in Fund shares.

Certain financial institutions, like other taxpayers, may be denied a federal income tax deduction for the amount of interest expense allocable to an investment in the Fund and the deduction for loss reserves available to property and casualty insurance companies may be reduced by a specified percentage as a result of their investment in a Fund.

The value of any shares redeemed by a Fund or repurchased or otherwise sold may be more or less than your tax basis at the time the redemption, repurchase or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Fund shares held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distribution designated by the Fund as a "capital gains distribution" received with respect to such shares. Moreover, shareholders will not be allowed to recognize for tax purposes any capital loss realized on the redemption or repurchase of Fund shares which they have held for six months or less to the extent of any tax-exempt distributions received on the shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

Each Fund will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Funds intend to distribute to shareholders each year an amount adequate to avoid the imposition of such excise taxes.

Limitations imposed by the Internal Revenue Code of 1986, as amended, on regulated investment companies may restrict a Fund's ability to engage in the options and financial futures transactions discussed above or in other investment techniques and practices. Moreover, in order to continue to qualify as a regulated investment company for federal income tax purposes, each Fund may be required in some circumstances to defer closing out options or futures contracts that might otherwise be desirable to close out. State law also may restrict a Fund's ability to engage in the options and financial futures transactions discussed above. A current interpretation of New Jersey law issued by the New Jersey Department of the Treasury would preclude the New Jersey Fund from engaging in some or all of the options and financial futures transactions discussed above. Each Fund may engage in such transactions to the extent they currently are or become permissible under applicable state law.

Except as discussed in the Prospectus, the receipt of dividends from a Fund may be subject to tax under laws of state or local tax authorities. You should consult your tax adviser on state and local tax matters.


                                       7.
                       Risk Factors Regarding Investments
      in California, Connecticut, Hawaii, Minnesota, Missouri, New Jersey,
           New York, Texas, Washington and Puerto Rico Municipal Bonds


The following information is a summary of special risks affecting the states and territory indicated, each of which could affect the bonds purchases by the Funds. It does not purport to be complete or current and is based upon information and judgments derived from public documents relating to such states and territory. The Funds have not verified any of this information.


California Bonds


Various constitutional and statutory provisions may affect the ability of issuers of California municipal bonds to meet their financial obligations. Decreases in State and local revenues due to such provisions may reduce the ability of California issuers to satisfy their obligations. California's recovery from the early 1990s recession is now nearly complete. Unemployment levels, although they exceed the national average, have continued to decrease. In addition, while in the early 1990s the State had depended on external borrowing to meet its cash needs, the State has not had to resort to such borrowing after the 1994-95 fiscal year. The substantial budget deficit that was accumulated by the State during the recession has been eliminated.]


California Constitutional and statutory provisions limit the taxing and spending authority of California governmental entities and impair the ability of California issuers to maintain debt service on their obligations. California's economy has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Unemployment in the State has decreased in recent years, but still exceeds the national average. Per capita income has grown in recent years, and is greater than the national average. The State's financial condition has improved since 1994, with increased revenues, slowdown in the growth of social welfare programs and continued spending restraint and economic growth.

The taxing and spending authority of California's governmental entities has been limited by the adoption of constitutional amendments. Proposition 13, enacted in 1978, constrains the fiscal condition of local governments by limited ad valorem taxes on real property and restricting the ability of taxing entities to increase real property and other taxes. In 1996, voters approved Proposition 218, which limits the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval, and clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. Proposition 218 is generally viewed as restricting the flexibility of local governments, and consequently has and may further cause reductions in ratings of some cities and counties. The State is also subject to an annual appropriations limit imposed by Article XIII B of the State Constitution, which prohibits the state from spending the proceeds of tax revenues, regulatory licenses, user charges or other fees beyond imposed appropriations limits that are adjusted annually based on per capital personal income and changes in population. Revenues that exceed the limitation are measured over consecutive two-year periods, and any excess revenues are divided equally between transfers to schools and community colleges and refunds to taxpayers. Certain appropriations, including appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by voters, are not subject to this limitation.

The effect of these various provisions on the ability of California issuers to pay interest and principal on their obligations remains unclear in many cases. In any event, the effect may depend on whether a particular California Municipal Bond is a general or limited obligation bond (limited obligation bonds generally being less affected by such changes) and on the type of security, if any, provided for the bond. Future amendments to the California Constitution or statutory changes also may harm the ability of the State or local issuers to repay their obligations.

Connecticut Bonds

Connecticut's economy, while traditionally concentrated in the manufacturing sector, has broadened in recent years with growth in service, finance, trade and utilities. The economy continues to improve and recover from its recession in the early 1990s. The average per capita income of Connecticut remains among the highest in the nation. Connecticut's financial performance has also improved in recent years. As of June 30, 1998, the State has provided in full for payment on economic recovery notes issued to fund its accumulated General Fund deficit as of 1991, and the balance in the budget reserve fund from unappropriated surplus was $312.9 million. The State's high level of tax-supported debt remains a concern, however, as it poses a relatively significant burden on the State's revenue base.

Manufacturing has been, and remains, a significant component of Connecticut's economy. Manufacturing's relative importance to Connecticut's economy, however, has been decreasing. Defense-related business remains important, although its significance in Connecticut's economy has also declined.

Personal income in Connecticut has been and is expected to remain among the highest in the nation. Gross state product (the market value of all final goods and services produced by labor and property located with Connecticut) demonstrated stronger output growth than the nation in general during the 1980s and lower growth in the 1990s. Employment in Connecticut has been rising, but has remained below the levels achieved in the late 1980s as manufacturing employment has declined and non-manufacturing employment has only recently surpassed the employment levels of the late 1980s. The budget adopted on June 4, 1999, for fiscal year 1999-2000 anticipates a General Fund surplus of $64.4 million.

Connecticut has no constitutional limit on its power to issue obligations or incur indebtedness, other than that it may only borrow for public purposes. However, Connecticut law provides that no indebtedness payable from General Fund tax receipts of the State shall be authorized by the General Assembly, except as shall not cause the aggregate amount of (1) the total amount of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness that has been issued and remains outstanding (with certain exceptions), to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding.

In 1992, Connecticut voters approved a constitutional amendment, which requires a balanced budget for each year and imposes a cap on the growth of expenditures. The General Assembly cannot authorize an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures for the previous fiscal year by a percentage, which exceeds the greater of the percentage increase in personal income or the percentage increase in inflation. There is an exception provided if the governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed the limit for purposes of such emergency or extraordinary circumstances. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional and statutory definitions of general budget expenditures.

Hawaii Bonds

Hawaii has exhibited poor economic performance and modest personal income growth since the early 1990s and its economic recovery continues to be slow and uneven. Hawaii's economy is concentrated in retail trade and tourism and also includes construction, agriculture and military operations. Tourism is a major factor in the economy, and has been harmed by recent financial and economic downturns in Southeast Asia. Construction activity has also declined. Agriculture, dominated by pineapple and sugar production, has experienced increased foreign competition. Economic diversification projects are under way, including expansion of containerized port facilities, aquaculture and other agricultural products, but these projects have not yet had any significant positive effects on the State's overall economy.

The Constitution of the State of Hawaii empowers the issuance of four types of bonds: general obligation bonds (all bonds for the payment of the principal and interest for which the full faith and credit of the State or a political subdivision are pledged and, unless otherwise indicated, including reimbursable general obligation bonds); bonds issued under special improvements statutes; revenue bonds (all bonds payable from revenues, or user taxes, or any combination of both, of a public undertaking, improvement, system or loan program); and special purpose revenue bonds (all bonds payable from rental or other payments made or any issuer by a person pursuant to contract). All bonds other than special purpose revenue bonds may be authorized by a majority vote of the members of each House of the Hawaii Legislature. Special purpose revenue bonds may be authorized by two-thirds vote of the members of each House of the Hawaii Legislature.

The Hawaii Constitution provides that general obligation bonds may only be issued by the State if such bonds at the time of issuance will not cause the total amount of principal and interest payable in the current or any future fiscal year, whichever is higher, on such bonds and on all outstanding general obligation bonds in the current or any future fiscal year, whichever is higher, to exceed 18.5% of the average general fund revenues of Hawaii in the three fiscal years immediately before the issuance.

Although the construction and manufacturing industries have experienced significant job losses in recent years, while unemployment rates increased in recent years, potential indications that Hawaii's economic performance is improving have begun to emerge. Employment continues to rise while unemployment falls. Personal income growth remains above 2%. Much of the lower tax revenues reflect the initial effects of income tax rate reductions. Visitor arrival numbers appear to have stabilized, construction is expanding, and the growth in bankruptcies has slowed dramatically.

Minnesota Bonds

Minnesota's significant public debt includes the State's general obligation debt, as well as university and other agency debt that is not an obligation of the State. The State relies heavily on individual, sales and corporate income taxes for revenues, all of which are sensitive to economic conditions and could be adversely affected by an economic downturn.

Diversity and a significant natural resource base are two important characteristics of Minnesota's economy. While at a general level the structure of the State's economy parallels the structure of the United States economy, there is some concentration in manufacturing categories. The importance of the State's rich resource base for overall employment is apparent in the employment mix in the non-durable goods industries.

The recession that began in 1990 was less severe in Minnesota than in the national economy, and Minnesota's recovery was more rapid than the nation's. The State's per capita income has generally remained above the national average in spite of recessions and some difficult years in agriculture. Since 1995, the State's unemployment rate generally has been less than the national unemployment rate.

The Minnesota Constitution places no limitation on the amount of debt that may be authorized for permissible purposes. As of August 1, 1999, the outstanding principal amount of general obligation bonds of the State was approximately $2.4 billion.

The Minnesota legislature has enacted a provision that interest on obligations of Minnesota governmental units be included in the net income of individuals, trusts and estates for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest is unlawful in that it discriminates against interstate commerce because interest on obligations of governmental issuers in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, no matter when the obligations were issued. Should a court so rule, the value of securities held by the Fund, and thus the value of the Fund's shares, would likely decrease, perhaps significantly.

The University of Minnesota, established as a separate entity by the Minnesota Constitution, and various State agencies or instrumentalities established by the Legislature, are authorized by law to issue various forms of obligations. These obligations may be supported by the full faith and credit of the University and the other issuers, by various revenue pledges, or both. However, such obligations are not debts of the State and the State is not required to provide monies for their repayment.

Missouri Bonds

Economic reversals in either Kansas City or St. Louis metropolitan areas, whose Missouri portions together contain a significant portion of the State's population, would have a major impact on the State's overall economic condition. Missouri's unemployment levels have steadily declined and have remained below the national average since 1991, as employment levels have continued to grow. Changes in military appropriations, which play an important role in the State's economy, could adversely affect unemployment rates. As discussed in the Statement of Additional Information, certain provisions of the Constitution of Missouri could adversely affect payment on Missouri municipal bonds.

The State Constitution provides that the General Assembly may issue general obligation bonds without voter approval solely for the purpose of (1) refunding outstanding bonds or (2) upon the recommendation of the Governor, for a temporary liability by reason of unforeseen emergency or of deficiency in revenue in an amount not to exceed $1,000,000 for any one year and to be paid in not more than five years or as otherwise specifically provided. When the liability exceeds $1,000,000, the General Assembly, or the people by initiative, may submit the proposition to incur indebtedness to the voters of the State, and the bonds may be issued if approved by a majority of those voting.

The Constitution imposes in the Tax Limitation Amendment limits on the amount of State taxes that may be collected by the State of Missouri in any fiscal year. The limit is tied to total State revenues for fiscal year 1980-81, as defined in the Tax Limitation Amendment, adjusted annually, in accordance with the formula set forth in the Amendment, which adjusts the limit based on increases in the average personal income of Missouri for certain designated periods. The details of the Amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. If total State revenues exceed the State revenue limit by more than one percent, the State is required to refund the excess. The revenue limit can only be exceeded if the General Assembly approves by a two-thirds vote of each House an emergency declaration by the Governor. Revenues have exceeded the limit in each year since 1995, and the state expects that the limit will again be exceeded in Fiscal Year 1999, which will again trigger an income tax refund liability under the Constitution.

The State's general revenue fund has had a surplus for five consecutive years, increasing in fiscal 1998 to a balance of $1.7 billion. To the extent that the payment of general obligation bonds issued by the State of Missouri or a unit of local government in the Fund' portfolio is dependent on revenues from the levy of taxes and such obligations have been issued subsequent to the date of the Tax Limitation Amendment's adoption, November 4, 1980, the ability of the State of Missouri or the appropriate local unit to levy sufficient taxes to pay the debt service on such bonds may be affected.

Debt obligations of certain State and local agencies and authorities are not, by the terms of their respective authorizing statutes, obligations of the State or any political subdivision, public instrumentality or authority, county, municipality or other state or local unit of government. The debt obligations of such issuers are payable only from the revenues generated by the project or program financed from the proceeds of the debt obligations they issue.

The State has a significant agricultural sector that may experience problems comparable to those that are occurring in other states. To the extent that any such problems intensify, there could be an adverse impact on the overall economic condition of the State. Per capita income is slightly below the national average.

Defense-related  business plays an important role in Missouri's  economy. To the
extent   that  the  United   States   Congress   enacts   changes  in   military
appropriations, Missouri could be disproportionately affected.

New Jersey Bonds

The State's economy has been steadily improving since the recent recession as shown by employment gains and growth in other economic activity. New Jersey is a major recipient of federal assistance. Hence, a decrease in federal financial assistance may adversely affect New Jersey's financial condition. In an attempt to ensure that local governmental entities remain on a sound financial basis, State law restricts total appropriations increases to 5% annually for such entities, with certain exceptions. Statutory or legislative restrictions of such character may adversely affect a municipality's or any other bond-issuing authority's ability to repay its obligations.

After a period of strong growth in the mid-1980s, New Jersey as well as the rest of the Northeast slipped into a slow-down well before the onset of the national recession that officially began in July 1990. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities, trucking and warehousing. The net effect was a decline in the State's total nonfarm wage and salary employment.

This decline was followed by a recovery up to June 1997 of 97% of the jobs lost during the recession. New Jersey's economy has now been expanding for seven years. Looking further ahead, prospects for New Jersey appear favorable. While personal income growth has been slower than the national average, per capita income in New Jersey is second among the states. The State ended fiscal 1998 with a general fund surplus and an undesignated fund balance of $1.1 billion, and anticipates that it will again have a general fund surplus at the end of fiscal 1999, with an expected undesignated fund balance of $1.3 billion.

The New Jersey Constitution provides, in part, that no money shall be drawn from the State treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor.

New Jersey's Local Budget Law imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget that is balanced on a cash basis, and the Director of the Division of Local Government Services must examine items of revenue and appropriation. State law also regulates the issuance of debt by local units, by limiting the amount of tax anticipation notes that may be issued by local units and requiring their repayment within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. With certain exceptions, no local unit is permitted to issue bonds for the payment of current expenses or to pay outstanding bonds, except with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited by statute.

New York Bonds

New York State has recorded balanced budgets for its last seven fiscal years. While the State budget for fiscal 1999-2000 again calls for a balanced budget, gaps between actual revenues and expenditures may arise in the current year and in future fiscal years. The State, New York City, the State's other political subdivisions and the State Authorities are perceived in the marketplace to be financially interdependent. The State's credit is presently affected by the indebtedness of the Authorities because of the State's guarantee or other support. This indebtedness is substantial. The Authorities are likely to require further financial assistance from the State. Shortfalls and budget gaps have been predicted for future years and will require further action by New York City's government.

Circumstances adversely affecting the State's credit rating may directly or indirectly affect the market value of bonds issued by the State's political subdivisions and its Authorities to the extent that those entities depend, or are perceived to depend, upon State financial assistance. Conversely, the fiscal stability of the State is related to the fiscal stability of New York City and of the Authorities. The State's experience has been that if New York City or any of the Authorities suffers serious financial difficulty, the ability of the State, New York City, the

State's political subdivisions and the Authorities to obtain financing in the public credit markets is adversely affected. This results, in part, from the expectation that to the extent that any Authority or local government experiences financial difficulty it will seek and receive State financial assistance. Moreover, New York City accounts for a substantial portion of the State's population and tax receipts, so New York City's financial integrity affects the State directly. Accordingly, if there should be a default by New York City or any of the Authorities, the market value and marketability of all New York State tax-exempt bonds could be adversely affected. This would have an adverse effect on the net asset value and liquidity of the Fund, even though securities of the defaulting entity may not be held by the Fund.

New York's economy features the services, trade, finance, insurance and real estate sectors. The New York economy has expanded as it continues to recover from the national recession of the early 1990s, although growth remains somewhat slower than the national level. While new jobs have been added, employment growth has been hindered in recent years by cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. The State's economy is expected to continue to expand during 1999 and 2000, although employment growth is projected to slow. The unemployment rate is expected to decrease, although it is projected to remain above the national rate. Per capita income, which has historically exceeded the national average, is projected to show moderate growth.

New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes. The national recession, followed by the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits during those years. Since 1992-93, however, the State has had balanced budgets, on a cash basis, in each fiscal year.

The State has closed substantial projected budget gaps in recent years, and the Executive Budget estimated General Fund a budget gap of $ 1.9 billion in 2000-01. Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years; however, the projections assume government action will be required to significantly lower disbursements and achieve additional receipts.

There can be no assurance that the State's projections for tax and other receipts for the 1999-2000 fiscal year are not overstated and will not be revised downward, or that disbursements will not be in excess of the amounts projected. In addition, projections of State disbursements for future fiscal years may be affected by uncertain factors relating to the economy and the financial condition of the Authorities, New York City and other localities. In the event that these factors affect, or are perceived to affect, the State's ability to meet its financial obligations, the market value and marketability of its bonds also may be adversely affected. In addition, certain litigation pending or determined against the State or its officers or employees could have a substantial or long-term adverse effect on State finances.

The fiscal stability of the State is related to the fiscal stability of its Authorities, which generally are responsible for financing, constructing and operating revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts indicated in their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be adversely affected, if any of the Authorities were to default on their respective obligations. Only a portion of these obligations are guaranteed by the State or supported by the State through lease-purchase or contractual-obligation financing arrangements or through moral obligation provisions. While principal and interest payments on outstanding Authority obligations normally are paid from revenues generated by projects of the Authorities, in the past the State has had to appropriate large amounts to enable certain Authorities (in particular, the New York State Urban Development Corporation and the New York State Housing Finance Agency) to meet their financial obligations. Further assistance to these Authorities may be required in the future.

The Metropolitan Transportation Authority (the "MTA") oversees the operation of New York City's bus and subway systems by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA") and, through subsidiaries, operates certain commuter rail and bus lines and a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. The MTA has depended and will continue to depend upon State, local government and TBTA support to operate the mass transit portion of these operations because fare revenues are insufficient. There can be no assurance that the MTA will not have difficulty meeting its operating expenses without additional assistance.

The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City of New York (the "City"), which has required and continues to require significant financial assistance from the State. In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among these actions, the State created the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for the City of New York, which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for New York City ("OSDC") in the Office of the State Comptroller to assist the Control Board in exercising its powers and responsibilities.

The City operates under a four-year Financial Plan that is prepared annually and is periodically updated. In 1986, the Control Board's powers of approval over the City's Financial Plan were suspended when certain statutory conditions were met. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial position and upon the occurrence of certain events, including, but not limited to, a City operating budget deficit of more than $100 million, the Control Board is required by law to impose a "Control Period". The City submits its financial plans as well as periodic updates to the Control Board for its review.

In 1997, the State created the New York City Transitional Finance Authority to finance a portion of the City's capital program because the City was approaching its State Constitutional general debt limit. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussions of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures are based on various assumptions and contingencies. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

The staffs of the Control Board, OSDC and City Comptroller issue periodic reports on the City's Financial Plans. Recent reports note that the City had a substantial surplus in City fiscal year 1997-98. While several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industry and the national economy. Recent reports have indicated that the City's long-term expenditure growth is not in line with recurring revenue growth and that, consequently, substantial budget gaps between forecast revenues and expenditures that must be closed with reduced expenditures and/or increased revenues are likely in future years.

Certain localities in addition to the City have experienced financial problems and have received additional State assistance during the last several State fiscal years. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements for the State's 1999-2000 fiscal year.
Municipalities and school districts have engaged in substantial short-term and long-term borrowing.

From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale problems, such as declining city populations, increasing expenditures, and other economic trends could adversely affect localities, necessitating State assistance.

Texas Bonds

Texas' economy recovered from the recession that began in the mid-1980s after a collapse in oil prices. The economy has become more stable due to increased diversification, with the oil and gas industry diminishing in relative importance while service-producing sectors are the major source of job growth. The biennial all funds budget for the State did not require increasing state taxes, primarily due to a healthy state economy and a $4.4 billion surplus from the previous biennium. The State has had a positive balance in its general revenue fund for eleven consecutive years. Any circumstances that affect the market value of bonds held by the Texas fund, as a result of a dependency of local governments and other authorities upon State aid and reimbursement programs may have an adverse affect on the Texas fund.

The State Comptroller of Public Accounts has predicted that the overall State economy will slightly outpace national economic growth in the long term. The service-producing sectors (which include transportation, public utilities, finance, insurance, real estate, trade, services and government) are the major sources of job growth in Texas, although the rate of growth of goods-producing jobs has been nearly as fast as that of service-producing jobs since 1994. The State now ranks second in manufacturing employment, and job growth in manufacturing is expected to continue. The predominant manufacturing sectors are high technology and petroleum-related manufacturing.

Texas has added more jobs than any other state during the 1990s, and the State's unemployment rate has declined for five consecutive years. While job growth has been strong, personal income growth per capita has been slower, and per capita income remains below the national average.

Due to the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the State's main revenue source during fiscal year 1997. Sales tax, which had been the main source of revenue for 12 years prior to 1993, was second. Licenses, fees and permits, the motor fuels tax and other excise taxes also are important sources of revenue. The State has no personal or corporate income tax, although the State imposes a corporate franchise tax based on the amount of a corporation's capital and "earned surplus", which includes corporate net income and officers' and directors' compensation.

The State's debt position has grown in recent years, and although much of the indebtedness of the State is designed to be self-supporting, the State has begun to issue more debt supported by the general revenue fund.

The State Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes. The State Constitution also limits the rate of growth of appropriations from tax revenues not dedicated by the Constitution during any biennium to the estimated rate of growth for the State's economy. The Legislature may avoid the constitutional limitation if it finds, by a majority vote of both Houses, that an emergency exists. The State Constitution authorizes the Legislature to provide by law for the implementation of this restriction, and the Legislature, pursuant to such authorization, has defined the estimated rate of growth in the State's economy to mean the estimated increase in State personal income.

In 1997, voters approved a constitutional amendment that prohibits the legislature from authorizing additional state debt payable from general revenues if the resulting annual debt service exceeds five percent of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service.

Washington Bonds

The State of Washington's economy includes manufacturing and service industries as well as agricultural and timber production. The State's leading export industries are aerospace, forest products, agriculture and timber production. The Boeing Company, one of the world's largest aerospace firms, in the State's largest employer and as such has a significant impact, in terms of production, employment and labor earnings, on the State's economy. Continued declines in the forest products industry are expected in the future, and although a decrease in employment in this area is also expected, the impact is not expected to significantly affect the State's overall economic performance.

The economic base of the State includes manufacturing and service industries as well as agricultural and timber production. Overall manufacturing employment within the state experienced a decline from 1990 through 1995 with a rebound in 1996 through 1998. Industry sectors exhibiting growth include transportation, communication and utilities employment; finance, insurance and real estate; and services. The Boeing Company, the state's largest employer, is preeminent in aircraft manufacture. Boeing exerts a significant impact on overall state production, employment and labor earnings. The state's leading export industries are aerospace, forest products, agriculture and food processing. The State ranks fourth among all states in the percentage of its work force employed in technology-related industries and ranks third among the largest software development centers.

Forest products rank second behind aerospace in value of total production. A continued decline in overall production during the next few years is expected due to federally imposed limitations on the harvest of old-growth timber and the inability to maintain the recent record levels of production increases.

International trade plays an important role in the State's employment base, as one in six jobs in the State is related to international trade. The State's trade levels depend largely on national and world (rather than local) economic conditions, including consumer demands. Washington expects a slowdown in employment growth as a result of slower U.S. economic growth, the Asian financial crisis and a mild downturn in aerospace unemployment.

While personal income growth, which has been strong in recent years, is expected to slow, it is projected to continue to outpace average U.S. personal income growth.

As of July 1, 1995, Initiative 601, which was voted into law in November 1993, limits increases in General Fund-State government expenditures to the three-year average rate of population and inflation growth. Thus far, Initiative 601 has not had a restrictive impact on the State's budget.

Washington's Constitution, as interpreted by the State Supreme Court, prohibits the imposition of net income taxes. For the fiscal year ending June 30, 1998, approximately 76.2% of the State's tax revenues derived from general and selective sales and gross receipts taxes.

With certain exceptions, the amount of State general obligation debt that may be incurred is limited by constitutional and statutory restrictions. The limitations in both cases are imposed by prohibiting the issuance of new debt if the new debt would cause the maximum annual debt service on all thereafter outstanding general obligation debt to exceed a specified percentage of the arithmetic mean of general State revenues for the preceding three years. These are limitations on the incurrence of new debt and are not limitations on the amount of debt service that may be paid by the State in future years.

Puerto Rico Bonds

Each fund may invest in bonds issued by the Commonwealth of Puerto Rico and its instrumentalities. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Puerto Rico's economic health is closely tied to the price of oil and the state of the U.S. economy. Although its unemployment rate has generally declined in recent years, Puerto Rico's unemployment rate continues to substantially exceed the U.S. average.

Puerto Rico's economy has experienced significant growth. Continued growth depends on factors, such as the state of the U.S. economy, stability of the price of oil and borrowing costs.


Puerto Rico's manufacturing sector has become more diversified as industrial development has become more capital intensive and more dependent on skilled labor. The service sector, including wholesale and retail trade, finance, insurance and real estate, also plays a major role in the economy. The service sector ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to and paralleling the expansion of the manufacturing sector.

Much of the development of the manufacturing sector in Puerto Rico to date can be attributed to various federal and Commonwealth tax incentives, most notably
Section 936 of the Internal Revenue Code (the "Code"), which allows companies with operations in Puerto Rico and other U.S. territories to receive a credit to be used against U.S. tax on certain income from operations and the Commonwealth's Industrial Incentives Program. However, in 1996 amendments were passed that phase out Section 936 tax credits over ten years for existing claimants and eliminate it for corporations without established operations after October 1995. The long-term effects on the Puerto Rico economy of the repeal of section 936 cannot yet be determined, although the repeal is not expected to have material adverse effects on the Commonwealth's economy in the short- or medium-term. The Commonwealth also needs to address its substantial unfunded pension liabilities to its two main public pension systems.

Puerto Rico's economy has continued to expand for over a decade, with almost every sector participating and resulting in record levels of employment (although Puerto Rico's unemployment rate has continued to substantially exceed the average for the United States). Factors behind this expansion included Commonwealth-sponsored economic development programs, periodic declines in the exchange value of the United States dollar, increases in the level of federal transfers and the relatively low cost of borrowing.

The Commonwealth's general fund has had a positive cash balance in recent years, but was forecast to decrease by $266.6 million by the end of fiscal 1999.

The Constitution of Puerto Rico provides that public debt of the Commonwealth will constitute a first claim on available Commonwealth revenues. Public debt includes general obligation bonds and notes of the Commonwealth and any payments required to be made by the Commonwealth under its guarantees of bonds and notes issued by its public instrumentalities.

The Constitution of Puerto Rico also provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and covered into the Treasury of Puerto Rico (principally income taxes, property taxes and excise taxes) in the two fiscal years preceding the then current fiscal year.

In recent years the Commonwealth has had higher levels of public sector debt compared to the growth in nominal gross product. These higher levels are due to the increase during fiscal 1996, 1997, and 1998 in the amount of debt incurred to finance infrastructure projects. This trend is expected to continue during the next few fiscal years as the level of public sector capital investment remains high.



                                       8.
                                Past Performance

Each fund computes the average annual rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000 which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 3.25% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares (National fund only), the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the National fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the applicable fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

The total returns for the Class A shares of the National, New York, Texas, New Jersey, Connecticut, Missouri, Hawaii,

Washington, Minnesota and California fund using the computation method described above for the one-year period ended on September 30, 1999 were as follows:
(3.85)%, (3.23)%, (4.96)%, (3.73)%,(3.04)%, (2.25)%, (3.31)%, (4.17)%, (2.72)%
and (4.09)%
respectively. The average annual compounded rates of total return for the National, New York, Texas, New Jersey, Connecticut, Missouri, Hawaii, Washington, Minnesota and California fund for ten years or life of the fund were as follows: 6.45%, 6.01%, 6.60%, 6.50%, 6.12%, 6.01%, 5.56%, 5.80%, 5.27% and
6.11% respectively. These five and ten year total returns included the California funds' Class A predecessor until July 15, 1996.

The total return for Class B Shares of the National fund for the one year period ended September 30, 1999 was (4.30)%.

The total return for Class C Shares of the National, New York and California fund for the one year period ending September 30, 1999 were (4.45)%, (3.93)% and (4.77)%, respectively.

Each funds' yield quotation for each class is based on a 30-day period ended on a specified date, computed by dividing the funds' net investment income per share earned during the period by the funds' maximum offering price per share on the last day of the period. This is determined by finding the following quotient: Take the funds' dividends and interest earned during the period minus its expenses accrued for the period (net of reimbursements) and divide by the product of (i) the average daily number of fund shares outstanding during the period that were entitled to receive dividends and (ii) the funds' maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then, one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the fund's net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended September 30, 1999, the yields for Class A shares of the National, California, Connecticut, Missouri, New Jersey, New York, Texas, Hawaii, Washington and Minnesota funds were 4.54%, 4.74%, 4.89%, 4.29%, 4.99%, 4.95%, 4.84%, 4.81%, 5.12% and 5.14%, respectively.


Each fund's tax-equivalent yield is computed by dividing that portion of the funds' yield (as determined above) which is tax exempt by one minus a stated income tax rate (National 39.60%; California 45.22%; Connecticut 42.32%; Missouri 41.82%; New Jersey 43.45%; New York 43.74%; Texas 39.60%; Hawaii 44.58%; Washington 39.60% and Minnesota 44.43%) and adding the product to that portion, if any, of the funds' yield that is not tax exempt. For the 30-day period ended on September 30, 1999, the tax-equivalent yields for Class A shares of the National, California, Connecticut, Missouri, New Jersey, New York, Texas, Hawaii, Washington and Minnesota fund were 7.52%, 8.65%, 8.48%, 7.37%, 8.82%, 8.80%, 8.01%, 8.68%, 8.48% and 9.25%, respectively.

It is important to remember that these figures represent past performance and an investor should be aware that the investment return and principal value of a fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.


                                       9.
                          Information About the Company

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company's Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual funds to the extent contemplated by the recommendations of such Advisory Group.

                                       10.
                              Financial Statements

The financial statements for the fiscal year ended September 30, 1998 and the opinion thereon of Deloitte & Touche LLP, independent auditors, included in the 1998 Annual Report to Shareholders of the Lord Abbett Tax-Free Income Fund, Inc., are incorporated herein by reference in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.